SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: August 30, 2005


                            Health Express USA, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)


          Florida                       02-27569                  65-0847995
          -------                       --------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


      1761 West Hillsboro Blvd., Suite 203
             Deerfield Beach, Florida                         33442
             ------------------------                         -----
    (Address of principal executive offices)                (Zip code)


       Registrant's telephone number, including area code: (954) 570-5900

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Item 2.01 Completion of Acquisition or Disposition of Assets

      On August 25, 2005, Health Express USA, Inc. (the "Company" or "Health Express") completed the closing of the Share Exchange Agreement, entered into on June 17, 2005, by and among the Company, CSI Business Finance, Inc., a Texas corporation, ("CSI") and the shareholders of CSI (the "CSI Shareholders"). Pursuant to the Share Exchange Agreement, no share exchange contemplated therein could occur until the Company's shareholders voted on the transaction. In connection with the Share Exchange Agreement, the Company filed a Definitive Information Statement with the U.S. Securities and Exchange Commission on August 5, 2005, stating that the required number of shareholders had approved the transaction. Upon the effectiveness of the Definitive Information Statement, on August 25, 2005, the CSI Shareholders exchanged with, and delivered to, the Company, the issued and outstanding common stock of CSI in exchange for 100,000 shares of Series A Convertible Preferred Stock, par value $0.01 per share, of the Company. Each share of the Health Express Series A Preferred Stock is convertible into 19,500 shares of common stock of the Company. The CSI Shareholders transferred and exchanged the CSI Common Stock for the Health Express Series A Preferred Stock so that effectively after the conversion of the preferred stock, shares of common stock issued upon conversion of the preferred stock shall equal 97.5% of the issued and outstanding shares of common stock of Health Express. As a result of the exchange, the CSI Shareholders will convert their Convertible Preferred Stock, Series A for 1,950,000,000 shares of the Company's common stock effectively transferring control and a 97.5% ownership interest and CSI will become a wholly-owned subsidiary of the Company.

Item 3.02 Unregistered Sales of Equity Securities

      In connection with the consummation of the transactions contemplated by the Share Exchange Agreement, the Company issued 100,000 shares of Series A Convertible Preferred Stock pursuant to which the CSI Shareholders shall convert the 100,000 shares of the Series A Preferred Stock into shares of common stock of the Company. Upon conversion, the Company shall issue 1,950,00,000 shares of the Company's common stock to the CSI Shareholders.

Item 5.01 Changes in the Control of the Registrant

      On August 25, 2005, the two directors of Health Express, Mr. Douglas Baker and Mr. Marco D'Alonzo, resigned as directors and officers of the Company. Their resignations will be effective upon the filing and the effectiveness of an Information Statement on Schedule 14F-1, which the Company filed with the U.S. Securities and Exchange Commission on August 30, 2005.

      Pursuant to the Share Exchange Agreement, upon the completion of the transactions contemplated thereunder, Timothy J. Connolly was designated as Director to the Company's Board of Directors. Mr. Connolly's designation was disclosed in the Information Statement on Schedule 14F-1, which the Company filed with the U.S. Securities and Exchange Commission on August 30, 2005. Upon the effectiveness of the Information Statement on Schedule 14F-1, Timothy J. Connolly will become the sole member of the Board of Directors. As a result, the Company will have experienced a change in control.

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers

      On August 25, 2005, Mr. Douglas Baker resigned as Chief Executive Officer, Principal Accounting Officer and Director of Health Express. Mr. Baker's resignation will become effective upon the effectiveness of the Information Statement that the Company filed with the U.S. Securities and Exchange Commission on August 30, 2005.


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

      On August 25, 2005, Mr. Marco D'Alonzo resigned as Chief Operating Officer, Secretary and Director of Health Express. Mr. Baker's resignation will become effective upon the effectiveness of the Information Statement that the Company filed with the U.S. Securities and Exchange Commission on August 30, 2005.

      Pursuant to the Share Exchange Agreement, upon the completion of the transaction contemplated thereunder, Timothy J. Connolly was designated as Director to the Company's Board of Directors. Mr. Connolly's designation to the Board of Directors, and further details regarding matters pertaining to this
Item 5.02, were disclosed in the Information Statement on Schedule 14F-1, which the Company filed with the U.S. Securities and Exchange Commission on August 30, 2005.

Item 5.03 Amendments to Articles of incorporation and Bylaws; Change in Fiscal Year

      On August 29, 2005, the Company filed Articles of Amendment to the Articles of Incorporation of the Company with the Secretary of State of the State of Florida to effect the corporate name change from "Health Express USA, Inc." to "CSI Business Finance, Inc." and to increase the number of authorized common stock, par value $0.001 per share, from 50,000,000 shares to 5,000,000,000 shares. These actions were ratified by the shareholders of Health Express as described in the Definitive Information Statement filed by Health Express with the U.S. Securities and Exchange Commission on August 5, 2005.

      On August 29, 2005, the Company filed the Certificate of Designations to the Articles of Incorporation with the Secretary of State of the State of Florida, setting forth the rights and designations of the Series A Convertible Preferred Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

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Exhibit             Description
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
Exhibit 3.1         Articles of Amendment to the Articles of Incorporation of the         Provided herein.
                    Health Express USA, Inc.

Exhibit 3.2         Certificate of Designation of the Series A Convertible Preferred      Provided herein.
                    Stock of Health Express USA, Inc.

Exhibit 99.1        Share Exchange Agreement, dated June 17, 2005, by and among the       Incorporated by reference as
                    Health Express USA, Inc., CSI Business Finance, Inc. and the          Exhibit 99.1 to Form 8-K filed
                    shareholders of CSI Business Finance, Inc.                            on June 21, 2005.

Exhibit 99.2        Amendment No. 1 to the Share Exchange Agreement, dated August 5,      Provided herein.
                    2005, by and among the Health Express USA, Inc., CSI Business
                    Finance, Inc. and the shareholders of CSI Business Finance, Inc.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEALTH EXPRESS USA, INC.


Date: August 30, 2005                 By: /s/ Douglas Baker
                                          --------------------------------------
                                          Name: Douglas Baker
                                          Its:  Chief Executive Officer


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